UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2021 (April 29, 2021)

PLURISTEM THERAPEUTICS INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31392	98-0351734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MATAM Advanced Technology Park
Building No. 5
Haifa, Israel	3508409
(Address of Principal Executive Offices)	(Zip Code)

011 972 74 710 7171

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	PSTI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 29, 2021, Pluristem Therapeutics Inc., or the registrant, announced topline results in its first study evaluating PLX-R18 as a treatment for incomplete hematopoietic recovery following hematopoietic cell transplantation, or HCT. The study enrolled 21 patients in the U.S. and Israel who were at least three months after the HCT procedure (median: 236 days) and had low blood counts in at least one blood cell lineage. They were assigned to one of three treatment arms: 1 million cells/kg, 2 million cells/kg or 4 million cells/kg. Each patient received 2 treatments of the assigned dose.

Data from the six-month follow-up were available (for 14 of the 21 treated patients) and demonstrated that (i) PLX-R18 was well-tolerated with a favorable safety profile; (ii) statistically significant improvement from baseline counts was observed in all cohorts for hemoglobin and platelet counts (p<0.05) and the patients in the high dose arm (4 million cells/kg) exhibited statistically significant improvements in all three blood cell lineages (p<0.01); (iii) approximately 60% of patients exhibited improvements in all three blood cell lineages: hemoglobin, neutrophil and platelet counts that are above the initial criteria for inclusion in the study and (iv) 13 patients were transfusion dependent at baseline; 6 of those became transfusion independent at 6 month follow-up and no patients who were transfusion independent at baseline became transfusion dependent. Data from the six-month follow-up were available for 14 of the 21 treated patients due to the following reasons: one patient was terminated early, three patients missed the 6-month visit and three died prior to the 6-month visit (two fatal events in the 2 million cell dose, and one fatal event in the 4 million cell dose). All fatal events in the study were considered unrelated to the study treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURISTEM THERAPEUTICS INC.

By:	/s/ Chen Franco-Yehuda
Name:	Chen Franco-Yehuda
Title:	Chief Financial Officer

Date: April 29, 2021

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